SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

SALEM COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-26497	77-0121400
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (805) 987-0400

Not applicable

(Former name or former address, if changed since last report)

Item 7. Exhibits.

(c)	Exhibits:

The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: April 29, 2004	By:	/s/ Jonathan L. Block
Jonathan L. Block
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors.

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